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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                                      1-31447                                  74-0694415
(State or other jurisdiction                  (Commission File Number)                         (IRS Employer
      of incorporation)                                                                     Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)


            TEXAS                                     1-3187                                   22-3865106
(State or other jurisdiction                  (Commission File Number)                        (IRS Employer
      of incorporation)                                                                     Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS.

      On November 10, 2004, the Public Utility Commission of Texas (PUC) voted to approve a final order in its proceedings on the $3.7 billion true-up request of CenterPoint Energy Houston Electric, LLC, an indirect wholly owned subsidiary of CenterPoint Energy, Inc. (the Company). The Company expects that the PUC shortly will sign and formally issue the final order in substantially the form approved on November 10. In that order the PUC approved approximately $2.0 billion of the amount requested. The PUC order is generally consistent with its previously announced positions on the substantive issues. The PUC also approved the recovery of approximately $300 million in interest on the true-up amounts through August 31, 2004, bringing the total true-up recovery amount through August 31, 2004 to approximately $2.3 billion. The Company expects to recognize in the fourth quarter of 2004 interest on the true up balance approved by the PUC, as well as interest for the fourth quarter, and to recognize in subsequent quarters ongoing interest on the true-up balance until such balance is fully recovered. Interest will be included in the Company's request to issue securitization bonds in 2005.

      The Company is evaluating the form of the final order the PUC voted to approve in anticipation of filing a request for rehearing on certain of the PUC rulings. To the extent sufficient relief is not obtained through rehearing, the Company expects to contest certain of the PUC rulings through appeals to the Texas state courts. Although the Company believes it has meritorious arguments, no prediction can be made as to the ultimate outcome or timing of rehearings or appeals.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

      Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "will", "intend", "expect" or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results.

      The ultimate outcome of the true-up proceeding and any legal proceedings related thereto could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC.


Date:  November 19, 2004                By:      /s/ James S. Brian
                                           -------------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC


Date:  November 19, 2004                By:      /s/ James S. Brian
                                           -------------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer